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                                                                    Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-93885, 333-87415 and 333-76771) of
RailAmerica, Inc. of our report dated March 15, 2000 relating to the financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP


Fort Lauderdale, Florida
March 28, 2000